SCHEDULE 14A
                                (RULE 14A-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE DEF14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                            |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
|_| Preliminary Proxy Statement                  |_|  Confidential, for use
                                                      of the Commission Only
                                                      (as permitted by Rule
                                                      14a-6(e)(2))
|X| Definitive Proxy Statement
|_| Definitive additional materials
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              NATIONS FUND, INC.
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
(5) Total fee paid:
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|_| Fee paid previously with preliminary materials:
------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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

                              NATIONS FUND, INC.
                          One Bank of America Plaza
                            101 South Tryon Street
                       Charlotte, North Carolina 28255
                           TELEPHONE: 800-790-6347


                                                        June 28, 1999

Dear Shareholder:

      On behalf of the Board of Directors of Nations Fund, Inc. (the "Company"), we are pleased to invite you to a special meeting of shareholders of the Company's Nations International Equity Fund and Nations International Value Fund (each a "Fund" and together the "Funds") to be held at 10:00 a.m. (Eastern time) on August 13, 1999, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina (the "Meeting"). At the Meeting, you will be asked to approve the proposed reorganization (the "Reorganization") of your Fund into a successor mutual fund in Nations Institutional Reserves, another registered investment company within the Nations Funds family.

      YOUR NEW MUTUAL FUND (A "SUCCESSOR FUND") WILL HAVE THE SAME NAME, INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS AS THOSE OF YOUR CURRENT FUND, and the Reorganization will not result in any change to the investment adviser or sub-adviser(s) who currently manage your Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes of shares. Similarly, the features and services that are available to you today will continue to be available to you as a Successor Fund shareholder after the Reorganization. In addition, the Nations International Equity Fund's Successor will be a "feeder" fund in a master/feeder structure, which simply means that it will invest all of its assets in a master portfolio that has an identical investment objective and principal investment strategy. More details about the master/feeder structure are provided in the accompanying Proxy Statement.

      The Reorganization offers several benefits. First, by establishing a master/feeder structure for Nations International Equity Fund's Successor Fund, Nations Master Investment Trust ("NMIT"), which is the registered investment company in the Nations Funds family that would "house" the master portfolio, would have the potential to attract other feeders and access additional distribution channels that would not otherwise be available if the Successor Fund operated on a stand-alone basis. This could result in higher asset levels, which, in turn, may lead to economies of scale for NMIT investors, including Nations International Equity Fund's Successor Fund. Nations International Value Fund's Successor Fund has reserved the right to convert to a master/feeder structure, which if adopted in the future, would allow it to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size. Second, the Reorganization is part of a broader initiative to streamline the operations of the Nations Funds family, which currently consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the fund family without necessarily impacting investment alternatives. Streamlining the Nations Funds family may allow it to achieve cost savings by reducing accounting, legal and securities registration costs. Third, the Successor Funds will be part of a Massachusetts business trust, which generally has more flexibility in its operations than a Maryland corporation like the Company.

      If shareholder approval is obtained and the other conditions to the Reorganization are satisfied, it is anticipated that your Fund would be reorganized into a corresponding Successor Fund on or about August 20, 1999, when your Fund shares would be exchanged for shares of the same class of shares of that corresponding Successor Fund of equal dollar value. The Reorganization is expected to be tax-free under federal law.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED REORGANIZATION.

      The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. The proposed Reorganization and the reasons for the unanimous recommendation of the Company's Board are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization, please do not hesitate to contact the Company at the toll-free number set forth above.

      We look forward to your attendance at the Meeting or receiving your Proxy Ballot(s) so that your shares may be voted at the Meeting.

                              Sincerely,

                              A. Max Walker

                              President and Chairman of the Board of Directors



YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.


--------------------------------------------------------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed PROXY STATEMENT, select one of the following quick and easy methods to submit your proxy - ACCURATELY and QUICKLY.

ON-LINE                                BY TOLL-FREE PHONE CALL
1. Read the enclosed PROXY STATEMENT   1. Read the enclosed PROXY STATEMENT
   and have your PROXY BALLOT(S)* at      and have your PROXY BALLOT(S)* at
   hand.                                  hand.
2. Go to Web site WWW.PROXYVOTE.COM    2. Call toll-free 1-800-690-6903.
3. Enter the 12-digit Control Number   3. Enter the 12-digit Control Number
   found on your PROXY BALLOT(S).         found on your PROXY BALLOT(S).
4. Submit your proxy using the         4. Submit your proxy using the
   easy-to-follow instructions.           easy-to-follow instructions.

* DO NOT MAIL THE PROXY BALLOT(S) IF SUBMITTING YOUR PROXY BY INTERNET OR TELEPHONE.
--------------------------------------------------------------------------------

                              NATIONS FUND, INC.

                          One Bank of America Plaza
                            101 South Tryon Street
                       Charlotte, North Carolina 28255


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON AUGUST 13, 1999

To Nations International Equity Fund and Nations International Value Fund
Shareholders:

      PLEASE TAKE NOTE THAT a special meeting of the shareholders (the "Meeting") of Nations International Equity Fund and Nations International Value Fund (the "Funds") of Nations Fund, Inc. (the "Company") will be held at 10:00 a.m., Eastern time, on August 13, 1999, at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina, for purpose of considering and voting upon:

      ITEM 1. A proposed Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Company, on behalf of the Funds, and Nations Institutional Reserves, on behalf of corresponding mutual funds (the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Funds to the Successor Funds, in exchange for shares of equal value of designated classes of the Successor Funds.

      ITEM 2. Such other business as may properly come before the Meeting or any adjournment(s).

      Item 1 is described in the attached Proxy Statement.

      YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE
PROPOSAL.

      Shareholders of record as of the close of business on May 13, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

      SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT PROXIES: 1) BY FACSIMILE AT (704) 388-2641; 2) BY DIALING (800) 690-6903; OR 3) ON-LINE AT WEBSITE
WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO THE COMPANY A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              By Order of the Board of Directors,

                              Richard H. Blank, Jr.

                             Secretary and Treasurer

June 28, 1999

                               PROXY STATEMENT
                             Dated June 28, 1999

                              NATIONS FUND, INC.
                          One Bank of America Plaza
                            101 South Tryon Street
                       Charlotte, North Carolina 28255
                                1-800-790-6347

      This proxy statement (the "Proxy") is furnished in connection with the solicitation of proxies by the Board of Directors of Nations Fund, Inc. (the "Company") at a Special Meeting of Shareholders of the Company's Nations International Equity Fund and Nations International Value Fund (the "Funds") to be held August 13, 1999 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina. This Special Meeting and any adjournment(s) are referred to as the "Meeting." The Meeting has been called to consider the following proposal:

            A proposed Agreement and Plan of Reorganization, dated as of June 15, 1999 (the "Reorganization Agreement"), by and between the Company, on behalf of the Funds, and Nations Institutional Reserves, on behalf of corresponding mutual funds (the "Successor Funds"). The Reorganization Agreement provides for the transfer of the assets and liabilities of the Funds to the Successor Funds, in exchange for shares of equal value of designated classes of the Successor Funds (the "Reorganization").

      The Successor Funds are referred to as "successors" because they were created to receive the assets and liabilities and to continue the operations of the Funds. While there are some differences between the Funds and their corresponding Successor Funds, which are discussed below, an investment in the Successor Fund is considered substantially the same as an investment in the Funds.

      Additional information about the Fund is available in the:

o  Prospectuses for the Funds;
o  Statement of Additional Information, or SAI, for the Funds; and
o The Funds' annual report to shareholders, including audited financial statements.

      All of this information is in documents filed with the Securities and Exchange Commission. The financial statements contained in the annual reports are legally deemed to be part of this Proxy and are incorporated by reference. The annual reports to shareholders for the fiscal year ended March 31, 1999 have previously been mailed to shareholders. Additional copies are available without charge by writing the address given above or by calling 1-800-321-7854. These documents also are available on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov.

      The Successor Funds are not yet operating mutual funds and do not yet have a prospectus that has been declared effective by the SEC. Copies of the effective prospectus will be provided to shareholders at the time the Reorganization is consummated. Shareholders may, after the Reorganization, obtain a copy of the Statement of Additional Information relating to the Successor Funds without charge by calling 1-800-321-7854 or by writing Nations Institutional Reserves at: Nations Institutional Reserves, c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.

      It is expected that this Proxy will be mailed to shareholders on or about June 28, 1999.

      I.  DESCRIPTION OF THE REORGANIZATION

      The Company's Board of Directors has called the Meeting to ask shareholders to consider and vote on one proposal -- approval of the Reorganization Agreement. Please be sure to read the entire Proxy to determine how the Reorganization will affect your investment before casting your vote.

      DESCRIPTION OF THE PROPOSAL

      At meetings held in March and May 1999, the Company's Board of Directors (including a majority of the independent Board members, meaning those who are not "interested persons" under the Investment Company Act of 1940 (the "1940 Act")), voted to approve the Reorganization. At the Meeting, the shareholders of the Fund will be asked to approve the Reorganization. If shareholder approval is obtained, and the other conditions to the closing of the Reorganization (the "Closing") are met, Fund shareholders will receive shares of a corresponding Successor Fund equal in value to their holdings of Fund shares immediately before the Reorganization. Each Fund will then be terminated and liquidated.

      The dollar value and class of the Successor Fund shares received by Fund shareholders in the Reorganization will be identical to the dollar value and class of the Fund shares owned by each Fund shareholder immediately before the Reorganization. EACH SUCCESSOR FUND WILL HAVE THE SAME INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS AS ITS CORRESPONDING FUND, AND THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE TO THE INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER(S) WHO CURRENTLY MANAGE THE FUNDS. Similarly, the features and services that are available to Fund shareholders today will continue to be available to Successor Fund shareholders after the Reorganization. However, the Successor Fund differs in some respects from the Fund, and these differences are described in more detail below.

      It is possible that a majority of a Fund's shareholders entitled to vote do not approve the Reorganization. In such a case, shareholders will retain their shares in the Fund and the Board of Directors of the Company will contemplate what further action is appropriate.

      The Meeting is scheduled for August 13, 1999, and the Reorganization, if approved, is expected to occur on or about August 20, 1999.

      DESCRIPTION OF THE REORGANIZATION AGREEMENT

      The Reorganization Agreement is the governing document of the Reorganization. Among other things, it provides for (i) the transfer of all of the assets and liabilities of the Fund to the Successor Fund in exchange for shares of equal value of designated classes of the Successor Fund; and (ii) the distribution of such Successor Fund shares to shareholders of the Fund in liquidation of the Fund. The completion of the Reorganization is conditioned upon the Company and Nations Institutional Reserves receiving an opinion from counsel that the exchange contemplated by the Reorganization will be tax-free under federal law. The Reorganization Agreement includes a number of other conditions to completion of the Reorganization, sets forth representations and warranties of the parties and describes the mechanics of the transaction.

      As is discussed in more detail below, the Nations International Equity Fund's Successor Fund will be a "feeder" in a master/feeder structure, which simply means that it will invest all of its assets in a master portfolio that has an identical investment objective and principal investment strategies. In exchange for investing its assets in a master portfolio, Nations Master Investment Trust ("NMIT"), which is the registered investment company in the Nations Funds family that would "house" the master portfolio, will issue an "interest" in such master portfolio (similar to a share) to the Fund. Operationally, this exchange--i.e., an interest in a master portfolio in return for the assets and liabilities of the Fund--is expected to occur simultaneously with the Closing and will be governed by separate agreement. Nations International Value Fund's Successor Fund has reserved the right to convert to such a master/feeder structure in the future, and it is management's current intention to seek to obtain necessary Board approval to convert it to a "feeder" in a master/feeder structure within the next year.

      The Reorganization Agreement also provides that Fund shareholders will bear the expenses associated with the Reorganization on a pro rata basis, including the cost of soliciting proxies to obtain shareholder approval. However, Nations International Equity Fund's investment adviser (and/or its affiliates) may effectively bear the PRO RATA portion of the Reorganization expenses attributable to that Fund, depending upon the Fund's asset levels, because of a total operating expense ratio commitment in place. Shareholder Communications Corp. and A.D.P. Proxy Services, Inc. have been hired to conduct the proxy solicitation, and provide proxy mailing and recordkeeping services, including vote tabulation. The cost of employing these entities in connection with the Reorganization is expected to be approximately $10,080.

      The Reorganization may be abandoned at any time before the Closing upon the mutual consent of the Company and Nations Institutional Reserves. At any time before or after approval (to the extent permitted by law) of the agreement by the shareholders of the Funds (i) the parties may, by written agreement authorized by the Company's Board of Directors and Nations Institutional Reserves' Board of Trustees, amend any of the provisions of the Reorganization Agreement; and (ii) either party may waive any default by the other party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by an appropriate officer of the relevant party).

      The Reorganization Agreement must be approved by a vote of a majority of all of the shareholders of each Fund who are present at the meeting, either in person or by proxy. Copies of the Reorganization Agreement are available upon request by writing or calling the Company at the toll-free number listed above or at the SEC's website (www.sec.gov).

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUND SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.

      II.  THE PURPOSE OF THE REORGANIZATION

      The Reorganization offers several benefits to Fund shareholders:

      o By establishing a master/feeder structure for Nations International Equity Fund's Successor, NMIT would have the potential to attract other feeders and access additional distribution channels that would not otherwise be available if such Successor operated on a stand-alone basis. This could result in higher asset levels, which, in turn, may lead to economies of scale for NMIT investors, including Nations International Equity Fund's Successor Fund. As discussed above, Nations International Value Fund's Successor Fund has reserved the right to convert to a master/feeder structure, which if adopted in the future, would allow it to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size.

      o The Reorganization is one part of a broader initiative to streamline the operations of the Nations Funds family, which consists of several registered investment companies. Over time, management expects to reduce the number of registered investment companies in the fund family without necessarily impacting investment alternatives. Management believes that if it were permitted operate the same number of mutual funds with fewer registered investment companies, certain efficiencies and benefits to shareholders in the Nations Funds family should accrue over the long term. These benefits may include, among other things, cost savings relating to the reduction of certain accounting, legal and securities registration costs.

o The Successor Funds will have more flexibility in their investment policies, including policies that permit them to adopt a "master/feeder" structure. A master/feeder structure, if adopted in the future, would allow a Successor Fund to combine its assets with those of other similar funds, thereby potentially achieving economies of scale and other benefits that come from greater asset size.

o The Successor Funds will be part of a Massachusetts business trust, which generally has more flexibility in its operations than a Maryland corporation like the Company.

      The Reorganization will not result in any change to the investment adviser or sub-adviser(s) who currently manage either Fund. In addition, the Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes. For more information about fees and expenses, see "IV. Other Information About the Reorganization--Comparison of Fees and Expenses." Similarly, the features and services that are available to Fund shareholders today will also be available to Successor Fund shareholders after the Reorganization. The exchange of shares in the Reorganization is expected to be tax-free under federal law. In addition, the Reorganization Agreement provides that Fund shareholders will bear the expenses associated with the Reorganization on a pro rata basis, including the cost of soliciting proxies to obtain shareholder approval. However, Nations International Equity Fund's investment adviser (and/or its affiliates) may effectively bear the pro rata portion of the Reorganization expenses attributable to that Fund, depending upon the Fund's asset levels, because of a total operating expense ratio commitment in place.

      III.  THE EFFECTS OF THE REORGANIZATION

      As noted above, there are some differences between each Fund and its Successor Fund, which are summarized below:

      o After the Reorganization, Fund shareholders will hold shares in a series of Nations Institutional Reserves, a registered investment company in the Nations Funds family. Unlike the Company, which is a Maryland corporation, Nations Institutional Reserves is a Massachusetts business trust.

      o The Nations International Equity Fund's Successor is a "feeder" in a master/feeder structure, and Nations International Value Fund's Successor has reserved the right to convert to a feeder in such a structure.

      o Each Fund and its Successor Fund will have somewhat different fundamental and non-fundamental investment policies. For example, the Successor Funds will have the ability under their fundamental policies to invest all of their assets in master portfolios rather than in individual securities.

      A DIFFERENT REGISTERED INVESTMENT COMPANY

      Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restrictions that funds must follow. The Company is a Maryland corporation. The proposed Reorganization would reorganize each Fund into a series of Nations Institutional Reserves, which is a Massachusetts business trust. For Fund shareholders the "move" to Massachusetts would be largely on paper; each Successor Fund would continue to be advised by the same investment adviser and investment sub-adviser(s), and have its shares distributed by the same distributor , as each Fund is currently. The Funds' other service providers would also be unchanged after the Reorganization.

      Generally, under Massachusetts business trust law, a mutual fund's governing instrument, called a Declaration of Trust, may establish the way it will operate with few state law requirements or prohibitions. Thus, mutual funds generally have more flexibility in their operations and certainty about any operational restrictions because the restrictions are written in the fund's declaration of trust. The following discussion outlines some of the differences between the state law and documents currently governing the Company's Funds and that which will apply to the Successor Fund as a series of Nations Institutional Reserves.

      o THE BOARD OF TRUSTEES. Maryland corporations are governed by a Board of Directors. The Successor Funds, as part of a business trust, instead will be governed by a Board of Trustees. The

         Board of Nations Institutional Reserves will have ten Trustees, all ten of whom currently serve as Directors of the Company.

      o GOVERNING DOCUMENTS. Maryland corporations are governed by organizational documents called Articles of Incorporation (or sometimes called a Charter) and By-Laws. Massachusetts business trusts are governed by a Declaration of Trust and By-Laws. These governing documents are generally similar, although there are some differences. For example, in order for the Company to dissolve under Maryland law, its Articles of Incorporation and By-Laws provide (and Maryland law requires) that a majority of all outstanding shares of the Company must approve such a dissolution. The Declaration of Trust and By-Laws of Nations Institutional Reserves provides that only a majority of the shares voted at a meeting is needed to approve a similar dissolution.

         In general, however, the attributes of a share of common stock are comparable to those of a share of beneficial interest, I.E., shares of both are entitled to one vote per share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when class voting is permitted by its Board.

      o SHAREHOLDER LIABILITY. Under Maryland law, shareholders are not personally liable for the debts of the Fund. By contrast, under Massachusetts law, interestholders of a Massachusetts business trust like Nations Institutional Reserves could, under certain circumstances, be held personally liable for the obligations of the trust. However, Nations Institutional Reserves has provisions in its Declarations of Trust that are intended to protect shareholders from such liability. Thus, the risk of an interestholder incurring a financial loss on account of interestholder liability is limited to circumstances in which the trust itself is unable to meet its obligations (e.g., in the event its liabilities exceed its assets). This is a highly unlikely event.

THE MASTER/FEEDER STRUCTURE

      Nations International Equity Fund's Successor is a feeder fund in a master/feeder structure, which means simply that it invests all of its assets in a master portfolio with identical investment objectives and principal investment strategies. The master portfolio is a series of NMIT--a registered investment company in the Nations Funds family. The Successor Fund would be, therefore, an interestholder in the corresponding master portfolio. One advantage of a master/feeder structure is that feeder funds investing in the same master portfolio can reduce their expenses through sharing the costs of managing a large pool of assets. Another advantage of such a structure is that the master portfolios will have opportunities to pursue other distribution channels--such as offshore fund investors--that would not otherwise be available to stand-alone mutual funds. While no other feeder funds currently invest in the master portfolio, such feeders may so invest in the future.

      All feeders in the master portfolio will invest on the same terms and conditions as the Successor Fund and will pay a proportionate share of the master portfolio's expenses. However, other investors in the master portfolio are not required to sell their shares at the same offering price as the Successor Fund and could be sold with different sales loads and on-going administrative and other expenses. Therefore, Successor Fund shareholders may have different returns than other shareholders that invest in the master portfolio. In addition, the Successor Fund may withdraw its entire investment from the master portfolio if the Board of Trustees of Nations Institutional Reserves determines that it is in the best interests of such Successor Fund to do so. Also other investors in a master portfolio may similarly withdraw their investment at any time. The Successor Fund might withdraw, for example, if the master portfolio changed its investment objective, policies and limitations in a manner unacceptable to the Board of Trustees of Nations Institutional Reserves. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by a master portfolio to the Successor Fund. That distribution could result in a less diversified portfolio of investments for the Successor Fund and could adversely affect the liquidity of the Successor Fund's investment portfolio. In addition, if securities were distributed, the Successor Fund generally would incur brokerage commissions, capital gains or losses, and/or other charges in converting the securities to cash. This could result in a lower net asset value of a shareholder's shares and/or certain tax consequences for a shareholder.

      MODERNIZED AND STREAMLINED  INVESTMENT POLICIES AND RESTRICTIONS

      The Funds' investment objectives, principal investment strategies and investment risks will not change as a result of the Reorganization.

      However, the Successor Funds will have a more modernized and streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of the Funds' current investment policies and restrictions may limit their portfolio managers from investing in a security that is both consistent with the investment objective of the Funds and also a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio managers' investment discretion. Many of these restrictions were put in place by the Funds as a result of the directives of various state securities commissions. Recent changes to federal securities laws have superseded these directives. Another reason is the desire to migrate towards uniform investment policies for similarly managed funds in the Nations Funds family.

      One of the differences between the Successor Funds' fundamental policies and those of the Funds is that the Successor Funds will have the ability under its fundamental policies to invest all of its assets in a master portfolio rather than in individual securities.

      For a detailed comparison of the fundamental investment policies and limitations of the Funds and the Successor Funds see Appendix I to this Proxy.

      IV.  OTHER INFORMATION ABOUT THE REORGANIZATION

      COMPARISON OF FEES AND EXPENSES. The Reorganization will not result in any change to the total operating expense ratios (before or after waivers and/or reimbursements) of the various classes. As noted above, one Successor Fund--Nations International Equity Fund--will become a "feeder" in a master/feeder structure. It is expected that one or more additional mutual funds or collective investment vehicles will become additional feeders to its master portfolio. With respect to the other Successor Fund--Nations International Value Fund--it is management's current intention to seek necessary Board approval to convert the Successor Fund to a "feeder" in a master/feeder structure within the next year. Nations International Value Fund would only be converted to a feeder if one or more additional mutual funds or collective investment vehicles were expected to become additional feeders to the corresponding master portfolio. In each case, where additional feeders are expected to be established, the resulting higher asset levels in a master portfolio could lead to various benefits, including economies of scale (and possibly cost savings), for investors in such master portfolios, including the Successor Funds. However, if one or more additional feeders were not established for either master portfolio, and a Successor Fund remained the sole investor in a master/feeder structure, expenses could be higher than they would be for a fund that invests directly in securities. If this were to occur, the Board of Trustees of Reserves would most likely consider what further action would be appropriate, including converting a Successor Fund back into a fund that invests directly in securities.

      INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS. The Funds and Successor Funds have the same service providers except that certain of the service providers for the Nations International Equity Fund's Successor Fund will provide their services indirectly through the corresponding master portfolio. Upon the Closing of the Reorganization, these service providers will continue to serve the Successor Funds in the capacities indicated below.

   SERVICE PROVIDERS FOR THE FUNDS AND THE SUCCESSOR FUNDS
   -------------------------------------------------------
Investment Adviser:                NationsBanc Advisors, Inc.

Investment Sub-Adviser(s):         Gartmore Global Partners (for
                                   Nations International Value
                                   Fund and its Successor);
                                   Gartmore Global Partners,
                                   INVESCO Global Asset
                                   Management (N.A.), Inc. and
                                   Putnam Investment
                                   Management, Inc. (for Nations
                                   International Equity Fund and
                                   its Successor)

Distributor:                       Stephens Inc.

Co-Administrator:                  NationsBanc Advisors, Inc.

Co-Administrator:                  Stephens Inc.

Sub-Administrator:                 The Bank of New York

Custodian:                         The Bank of New York

Transfer Agent:                    First Data Investor Services
                                   Group, Inc.

Sub-Transfer Agent:                NationsBank, N.A. (for Primary
                                   A and B shares only)

Independent Auditors:              PricewaterhouseCoopers LLP

      SALES LOADS, SHAREHOLDER TRANSACTIONS AND SERVICES. Shares of the Funds and corresponding Successor Funds have both identical front-end or contingent deferred sales charges, if any, and identical dividend policies. Other features, such as exchange and redemption policies, of the classes of the Funds and corresponding Successor Funds are substantially similar.

      ACCOUNTING TREATMENT OF THE REORGANIZATION. The Successor Funds will become the accounting successor of their corresponding funds as of the Closing, which means that the financial statements and performance history of the Funds' and their classes will become those of the Successor Funds and classes as though such financial statements and performance history were the Successor Funds' own.

      FEDERAL INCOME TAX CONSEQUENCES. The Funds and Successor Funds each intend to qualify, as of the Closing, as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Funds and the Successor Funds have been, and expect to continue to be, relieved of federal income tax liability.

      Consummation of the Reorganization with respect to the Funds and the Successor Funds is subject to the condition that the Company and Nations Institutional Reserves receive an opinion from Morrison & Foerster LLP substantially to the effect that, for federal income tax purposes: (i) the transfer of all of the assets and liabilities of the Funds to the Successor Funds in exchange for shares of the Successor Funds, and the distribution of those shares to shareholders of the Funds, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Funds and the Successor Funds will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by the Funds upon the transfer of their assets and liabilities to the Successor Funds solely in exchange for the shares of the Successor Funds; (iii) no gain or loss will be recognized by the Successor Funds upon the receipt of the assets and assumption of liabilities of the Funds solely in exchange for the shares of the Successor Funds; (iv) the basis of the Funds' assets received by the Successor Funds pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Funds immediately prior to the

Reorganization; (v) the holding period of the Funds' assets in the hands of the Successor Funds will include the period for which such assets have been held by the Funds; (vi) no gain or loss will be recognized by the Funds on the distribution to its shareholders of the shares of the Successor Funds; (vii) no gain or loss will be recognized by the shareholders of the Funds upon their receipt of the shares of the Successor Funds in exchange for such shareholders' shares of the Funds; (viii) the basis of the shares of the Successor Funds received by the shareholders of the Funds will be the same as the basis of the shares of the Funds surrendered by such shareholders pursuant to the Reorganization; (ix) the holding period for the shares of the Successor Funds received by shareholders of the Funds will include the period during which such shareholders held Fund shares surrendered in exchange therefor, provided that such Fund shares are held as capital assets in the hands of the Funds shareholders on the date of the exchange; and (x) each Successor Fund will succeed to and take into account the tax attributes, described in Section 381(c) of the Code, of the corresponding Funds as of the date of the Closing, subject to the conditions and limitations specified in the Code. Shareholders of the Funds should note, however, that the sale of securities by the Funds prior to the Closing whether in the ordinary course of business or in anticipation of the Closing, could result in a taxable capital gains distribution prior to the closing.

      The opinion of Morrison & Foerster LLP with respect to federal income tax consequences described above will be based upon facts, representations and assumptions set forth or referred to in the opinion. These representations include factual representations to be made in certificates delivered to Morrison & Foerster LLP by the management of the Company and Reserves. Morrison & Foerster LLP will neither verify, audit or otherwise confirm the validity of such facts, representations and assumptions and its opinion may be jeopardized if any of these facts, representations and assumptions are incorrect in any material respect. In addition, the Company and Reserves have not sought and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Morrison & Foerster LLP is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Such a contrary position could be sustained by a court. If the opinion of Morrison & Foerster LLP cannot be relied upon or the IRS adopts a contrary position which is sustained, the Fund and its shareholders might have adverse tax consequences, including the taxable receipt of shares of the Successor Fund and a new holding period in such shares. However, the Company and Reserves believe that this possibility is remote and that the exchange of the Successor Fund's shares for Fund shares is expected to be tax-free under federal income tax law. Shareholders of the Fund should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

      BOARD CONSIDERATION. The Company's Board of Directors unanimously voted to approve the Reorganization Agreement at meetings held in March and May 1999. In reviewing the proposed Reorganization, the Board considered the potential impact of the Reorganization on the Funds' shareholders. The Board (with the advice and assistance of independent counsel) reviewed and took into account, among other things: (1) the Reorganization as part of a broader initiative to streamline the operations of the Nations Funds family; (2) the fact that Nations International Equity Fund's Successor is a feeder in a master/feeder structure; (3) the investment objective, principal investment strategies, investment risks, and policies and limitations of each Fund, and their compatibility with those of each corresponding Successor Fund; (4) the anticipated tax-free nature of the exchange contemplated by the Reorganization; (5) the fact that total operating expense ratios (before and after waivers and/or reimbursements) would be the same for each class of each Fund and the corresponding class of the corresponding Successor Fund, including the fact that Nations International Equity Fund's Successor Fund's aggregate master and feeder level fees and expenses would be the same, as of the Reorganization, as if each corresponding Successor Fund invested directly in securities; (6) the fact that a pro rata share of the expenses associated with the Reorganization would be borne by Nations International Value Fund shareholders; (7) the fact that Nations International Equity Fund shareholders would not be bearing any Reorganization expenses due to total operating expense ratio commitments; and (8) that shareholders would remain invested in the Funds if shareholders did not approve the Reorganization. Based upon its evaluation of these factors, and its consideration of the expected benefits of the Reorganization (discussed under "II--The Purpose of the Reorganization"), and in light of their fiduciary duties under federal and state law, the Company's Board of Directors, including all of the non-interested members of the Board, determined that the proposed Reorganization is in the best interests of the shareholders of the Funds and that the interests of the shareholders of the Funds will not be diluted as a result of the Reorganization.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REORGANIZATION AGREEMENT.

      V.  VOTING INFORMATION

      GENERAL INFORMATION. This Proxy is being furnished in connection with the solicitation of proxies for the Meeting by the Company's Board of Directors. It is expected that the solicitation of proxies will be primarily by mail. Officers and agents of the Company also may solicit proxies by telephone, telegraph or personal interview. The expenses of the Reorganization, including any expenses associated with retaining a third party, to assist in the solicitation of proxies, will be borne by Fund shareholders. However, after giving effect to total operating expense ratio commitments, the Fund's investment adviser (and/or its affiliates) effectively will bear the pro rata portion of the expenses attributable to Nations International Equity Fund shareholders. Any shareholder giving a proxy may revoke it at any time before it is exercised (i) by submitting to the Company a written notice of revocation, (ii) by submitting to the Company a subsequently dated proxy or by attending the Meeting and voting in person.

      Only shareholders of record at the close of business on May 13, 1999, will be entitled to vote at the Meeting. On that date, the following number of shares of each Fund were outstanding and entitled to be voted: Nations International Equity Fund--56,139,400 and Nations International Value Fund--11,028,112.

      Each whole and fractional share is entitled to a whole or fractional vote.

      If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting.

      Significant Shareholders. As of May 13, 1999, the officers and Directors of the Company as a group owned less than 1% of either Fund. The tables below show the name, address and share ownership of each person known to each Company to have beneficial or record ownership with respect to 5% or more of a class of the Funds as of May 13, 1999.

                                                                 CLASS; AMOUNT                                    PERCENTAGE
                              NAME AND                           OF SHARES OWNED;        PERCENTAGE  PERCENTAGE    OF FUND
FUND                          ADDRESS                            TYPE OF OWNERSHIP        OF CLASS     OF FUND   POST-CLOSING
----                          -------                            -----------------        --------     -------   ------------



Nations International         NationsBank, NA                      Primary A               93.92%      87.98%      87.98%
Equity Fund                   Attn:  Tony Farrer                 49,393,620.38;
                              1401 Elm Street, 11th Floor           record
                              Dallas, TX 75202-2911

                              Stephens Inc.                        Primary B                 100%       0.00%       0.00%
                              Attn:  Cindy Cole                  0.89; record
                              111 Center Street
                              Little Rock, AR 72201

                              Bear Stearns Securities Corp.        Investor A               21.67%       0.53%       0.53%
                              FBO 101-42060-21                   297,282.61;
                              1 Metrotech Center North               record
                              Brooklyn, NY 11201-3859

                              Merrill Lynch, Pierce, Fenner &      Investor A               16.02%       0.39%       0.39%
                              Smith Inc. For The Sole Benefit      219,814.67;
                              of its Customers                       record
                              Attn:  Service Team
                              4800 Deer Lake Drive East,
                              3rd Floor
                              Jacksonville, FL 32246

                              H. Grayson Mitchell Jr. and          Investor C               11.09%       0.01%       0.01%
                              John Rawls TTEE FBO                   6,908.46;
                              Grayson Mitchell Inc. 401 K Plan       record
                              PO Box 128
                              Emporia, VA  23847

                              C.A. Porterfield & Rosalee           Investor C               10.66%       0.01%       0.01%
                              Moxley & Frank Minton TTEE            6,639.49;
                              Starmount Company                      record


                                                                 CLASS; AMOUNT                                    PERCENTAGE
                              NAME AND                           OF SHARES OWNED;        PERCENTAGE  PERCENTAGE    OF FUND
FUND                          ADDRESS                            TYPE OF OWNERSHIP        OF CLASS     OF FUND   POST-CLOSING
----                          -------                            -----------------        --------     -------   ------------



                              Capital
                              Accumulation Plan
                              PO Box 10349
                              Greensboro, NC
                              27404

                              C.A. Porterfield & Rosalee          Investor C               10.39%       0.01%       0.01%
                              Moxley & Frank Minton TTEE           6,474.77;
                              Starmount Company                     record
                              Tax Deferred Savings Plan
                              PO Box 10349
                              Greensboro, NC 27404

                              E. Larry Fonts TTEE FBO             Investor C                9.35%       0.01%       0.01%
                              Central Dallas Association           5,821.37;
                              Profit Sharing Plan                   record
                              1201 Elm Street, Suite 5310
                              Dallas, TX  75270

                              Tatsushi T. Kubo, Max W.            Investor C                8.99%       0.01%       0.01%
                              Dahlgren, & John Dahlgren            5,597.15;
                              TTEES FBO                             record
                              Epic Products International Corp.
                              401(K) Plan
                              2801 East Randol Mill Road
                              Arlington, TX  76011

                              NFSC FEBO #W17-662682               Investor C                6.43%       0.01%       0.01%
                              NFSC/FMTC IRA Rollover               4,003.75;
                              FBO Linda G. Walker                   record
                              7 Sally Street
                              Spartanburg, SC 29301

                              James B. Ford and Joanne W.         Investor C                6.38%       0.01%       0.01%
                              Ford JTT                             3,974.55;
                              25 Century Blvd., Suite 605           record
                              Nashville, TN 37214

                              Donald R. Atkins and                Investor C                5.56%       0.01%       0.01%
                              David R. Morgan TTEES                3,462.56;
                              Lyndon Steel 401(K) Profit            record
                              Sharing Plan
                              1947 Union Cross Road
                              Winston, Salem, NC  27107

Nations International         NationsBank, NA                      Primary A               89.71%      82.78%      82.78%
Value Fund                    Attn:  Tony Farrer                 9,129,180.08;
                              1401 Elm Street,                      record
                              11th Floor
                              Dallas, TX  75202

                              Charles Schwab & Company, Inc.        Primary A                6.23%       5.75%       5.75%
                              Special Custody Account              634,069.75;
                              For Benefit of Custody Account         record
                              Attn:  Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA  94104

                              Stephens Inc.                        Primary B                100%        0.00%       0.00%
                              Attn:  Cindy Cole                  1.07; record
                              111 Center Street
                              Little Rock, AR 72201

                              Mercantile Safe Deposit & Trust      Investor A                5.80%       0.20%       0.20%
                              TTEE                                 21,700.27;
                              FBO Carteret General Hosp              record
                              MPPP TRS
                              U/A Dated 10/08/98
                              766 Old Hammonds Ferry Road



                                                                 CLASS; AMOUNT                                    PERCENTAGE
                              NAME AND                           OF SHARES OWNED;        PERCENTAGE  PERCENTAGE    OF FUND
FUND                          ADDRESS                            TYPE OF OWNERSHIP        OF CLASS     OF FUND   POST-CLOSING
----                          -------                            -----------------        --------     -------   ------------



                              Linthicum, MD 21090

                              State Street Bank & Trust Co.        Investor C               39.52%       0.15%       0.15%
                              TTEE                                 16,474.35;
                              FBO Coastgear & Company                record
                              Attn:  Kevin Smith
                              105 Rosemont Avenue
                              Westwood, MA  02090

                              Merrill Lynch, Pierce, Fenner &      Investor C               26.02%       0.10%       0.10%
                              Smith, Inc. for the Sole Benefit of  10,832.70;
                              Its Customers                          record
                              Attn:  Service Team
                              4800 Deer Lake Drive East
                              3rd Floor
                              Jacksonville, FL 32246

                              Summerville Pediatrics PA             Investor C               24.18%       0.09%       0.09%
                              Profit Sharing Plan                   10.065.56;
                              312 Midland Parkway                     record
                              Summerville, SC 29485-8114


      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class.

      QUORUM. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization Agreement are not received, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held, after the date set for the original Meeting without notice except announcement at the Meeting, but, under Maryland law, no more than 120 days after the record date. If any adjournment is proposed, the persons named as proxies will vote those proxies in their sole discretion.

      A quorum is constituted with respect to the Funds by the presence in person or by proxy of the holders of more than one-half of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals of the Reorganization Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same way as abstentions.

      ANNUAL MEETINGS AND SHAREHOLDER MEETINGS. Because the Company does not hold annual meetings, there is no stated deadline for submitting shareholder proposals for inclusion in any future proxy statement of the Company. Subject to certain conditions, which are set forth in the Company's Articles of Incorporation and By-Laws, holders of at least 10% of the outstanding shares of either Fund may have the right to call a meeting of shareholders for the purpose of voting upon the question of removal of Directors. In such a case, shareholders will be assisted by the Company in shareholder communications.

      SHAREHOLDER APPROVAL. The Reorganization Agreement is being submitted for approval at the Meeting by the Funds' shareholders pursuant to the Company's Articles of Incorporation and By-Laws, and was unanimously approved by the Company's Board of Directors. The Reorganization Agreement must be approved by a majority of the shares present at the Meeting in person or by proxy.

      A vote of the shareholders of the Successor Funds is not being solicited, since their approval or consent is not necessary for the Reorganization.

      OTHER BUSINESS. The Company's Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

      HOW TO OBTAIN ADDITIONAL INFORMATION ABOUT THE FUNDS. Additional information about the Funds is included in its most recent prospectuses and statement of additional information. You may obtain a prospectus or statement of additional information without charge by calling 1-800-321-7854 or by writing the Company at: Nations Fund, Inc., c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255.

      Reports and other information filed by the Company can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of Nations listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a web site (www.sec.gov) that contains reports, other information and proxy statements filed by the Company.

      FINANCIAL STATEMENTS. The audited financial statements and financial highlights for the Funds for the fiscal year ended March 31, 1999, and the independent accountants report thereon, are incorporated by reference into this Proxy.

      SHAREHOLDER INQUIRIES. For additional information call 1-800-321-7854 or write to the Company at the address on the cover page of this Proxy.

                             *      *      *



YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT (704) 388-2641. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

--------------------------------------------------------------------------------
TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY

As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at YOUR convenience, 24 hours a day. After reviewing the enclosed PROXY STATEMENT, select one of the following quick and easy methods to submit your proxy - ACCURATELY and QUICKLY.

ON-LINE                                BY TOLL-FREE PHONE CALL
1. Read the enclosed PROXY STATEMENT   1. Read the enclosed PROXY STATEMENT
   and have your PROXY BALLOT(S)* at      and have your PROXY BALLOT(S)* at
   hand.                                  hand.
2. Go to Web site WWW.PROXYVOTE.COM    2. Call toll-free 1-800-690-6903.
3. Enter the 12-digit Control Number   3. Enter the 12-digit Control Number
   found on your PROXY BALLOT(S).         found on your PROXY BALLOT(S).
4. Submit your proxy using the         4. Submit your proxy using the
   easy-to-follow instructions.           easy-to-follow instructions.

* DO NOT MAIL THE PROXY BALLOT(S) IF SUBMITTING YOUR PROXY BY INTERNET OR TELEPHONE.
--------------------------------------------------------------------------------

                                  APPENDIX I

        COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

                     OF THE FUNDS AND THE SUCCESSOR FUNDS

FUNDAMENTAL INVESTMENT POLICIES AND
LIMITATIONS

The Fund may not:                       The Successor Fund may not:

1. Underwrite securities issued by any  1. Underwrite any issue of securities
   other person, except to the extent      within the meaning of the 1933 Act
   that the purchase of securities and     except when it might technically
   the later disposition of such           be deemed to be an underwriter
   securities in accordance with the       either (a) in connection with the
   Fund's investment program may be        disposition of a portfolio
   deemed an underwriting.  This           security, or (b) in connection
   restriction shall not limit the         with the purchase of securities
   Fund's ability to invest in             directly from the issuer thereof
   securities issued by other              in accordance with its investment
   registered investment companies.        objective.  This restriction shall
                                           not limit the Fund's ability to
                                           invest in securities issued by other
                                           registered investment companies.

2. Invest in real estate or real        2. Purchase or sell real estate,
   estate limited partnership              except a Fund may purchase
   interests.  (A Fund may, however,       securities of issuers which deal
   purchase and sell securities            or invest in real estate and may
   secured by real estate or interests     purchase securities which are
   therein or issued by issuers which      secured by real estate or
   invest in real estate or interests      interests in real estate.
   therein.)  This restriction does
   not apply to real estate limited
   partnerships listed on a national
   stock exchange (E.G., the New York
   Stock Exchange).

3. Purchase or sell commodity           3. Purchase or sell commodities,
   contracts except that each Fund         except that a Fund may to the
   may, to the extent appropriate          extent consistent with its
   under its investment policies,          investment objective, invest in
   purchase publicly traded securities     securities of companies that
   of companies engaging in whole or       purchase or sell commodities or
   in part in such activities, may         which invest in such programs, and
   enter into futures contracts and        purchase and sell options, forward
   related options, may engage in          contracts, futures contracts, and
   transactions on a when-issued or        options on futures contracts.
   forward commitment basis, and may       This limitation does not apply to
   enter into forward currency             foreign currency transactions
   contracts in accordance with its        including without limitation
   investment policies.                    forward currency contracts.

   (Except for Nations International    4. Purchase any securities which
   Value Fund) Purchase any securities     would cause 25% or more of the
   which would cause 25% or more of        value of its total assets at the
   the value of the Fund's total           time of purchase to be invested in
   assets at the time of such purchase     the securities of one or more
   to be invested in the securities of     issuers conducting their principal
   one or more issuers conducting          business activities in the same
   their principal activities in the       industry, provided that: (a) there
   same industry, provided that this       is no limitation with respect to
   limitation does not apply to            obligations issued or guaranteed
   investments in U.S. Government          by the U.S. government, any state
   Obligations.   Nations                  or territory of the United States,
   International Value Fund may not        or any of their agencies,
   invest 25% or more of its total         instrumentalities or political
   assets in one or more issuers           subdivisions, and (b)
   conducting their principal business     notwithstanding this limitation or
   activities in the same industry         any other fundamental investment
   (with certain exceptions).              limitation, assets may be invested
                                           in the securities of one or more
                                           diversified management investment
                                           companies to the extent permitted by
                                           the 1940 Act and the rules and
                                           regulations thereunder.

4. (Except for Nations International    5. Make loans, except to the extent
   Value Fund) make loans, except that     permitted by the 1940 Act.
   a Fund may purchase and hold debt
   instruments (whether such
   instruments are part of a public
   offering or privately placed), may
   enter into repurchase agreements and
   may lend portfolio securities in
   accordance with its investment
   policies.

5. (Except for Nations International    6. Borrow money, issue senior
   Value Fund) borrow money or issue       securities or mortgage, pledge or
   senior securities as defined in the     hypothecate its assets except to
   Investment Company Act of 1940, as      the extent permitted under the
   amended (the "1940 Act") except         1940 Act.
   that (a) a Fund may borrow money
   from banks for temporary purposes
   in amounts up to one-third of the
   value of such Fund's total assets
   at the time of borrowing, provided
   that borrowings in excess of 5% of
   the value of such Fund's total
   assets will be repaid prior to the
   purchase of additional portfolio
   securities by such Fund, (b) a Fund
   may enter into commitments to
   purchase securities in accordance
   with the Fund's investment program,
   including delayed delivery and
   when-issued securities, which
   commitments may be considered the
   issuance of senior securities, and
   (c) a Fund may issue multiple
   classes of shares in accordance
   with SEC regulations or exemptions
   under the 1940 Act.  The purchase
   or sale of futures contracts and
   related options shall not be
   considered to involve the borrowing
   of money or issuance of senior
   securities.  Each Fund may enter
   into reverse repurchase agreements
   or dollar roll transactions.  The
   purchase or sale of futures
   contracts and related options shall
   not be considered to involve the
   borrowing of money or issuance of
   senior securities.  Nations
   International Value Fund may not
   borrow money except for temporary
   purposes in amounts up to one-third
   of the value of its total assets at
   the time of such borrowing.
   Whenever borrowings exceed 5% of
   the Fund's total assets, the Fund
   will not make any investments.

6. (Except for the Nations              7. purchase securities (except
   International Value Fund) purchase      securities issued or guaranteed by
   securities of any one issuer (other     the U.S. Government, its agencies
   than U.S. Government Obligations)       or instrumentalities) of any one
   if, immediately after such              issuer if, as a result, more than
   purchase, more than 5% of the value     5% of its total assets will be
   of such Fund's total assets would       invested in the securities of such
   be invested in the securities of        issuer or it would own more than
   such issuer, except that up to 25%      10% of the voting securities of
   of the value of the Fund's total        such issuer, except that (a) up to
   assets may be invested without          25% of its total assets may be
   regard to these limitations and         invested without regard to these
   with respect to 75% of such Fund's      limitations and (b) a Fund's
   assets, such Fund will not hold         assets may be invested in the
   more than 10% of the voting             securities of one or more
   securities of any issuer.  The          diversified management investment
   Nations International Value Fund        companies to the extent permitted
   may not purchase securities of any      by the 1940 Act.
   one issuer (with certain
   exceptions, including U.S.
   Government securities) if more than
   5% of the Fund's total assets will
   be invested in the securities of
   any one issuer, except that up to
   25% of the value of the Fund's
   total assets may be invested
   without regard to the 5%
   limitation. The Fund may not
   purchase more than 10% of the
   outstanding voting securities of
   any issuer subject, however, to the
   foregoing 25% exception.

7. Purchase any securities on margin
   (except for such short-term credits
   as are necessary for the clearance
   of purchases and sales of portfolio
   securities) or sell any securities
   short (except against the box.) For
   purposes of this restriction, the
   deposit or payment by the Fund of
   initial or maintenance margin
   connection with futures contracts
   and related options and options on
   securities is not considered to be
   the purchase of a security on
   margin.

                                                                            EX-2

      This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of June, 1999 by and between Nations Fund, Inc. (the "Company"), a Maryland corporation, for itself and on behalf of its Nations International Value Fund and Nations International Equity Fund, and Nations Institutional Reserves ("Reserves"), a Massachusetts business trust, for itself and on behalf of its Nations International Value Fund and Nations International Equity Fund.

      WHEREAS, the Company and Reserves are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the parties desire that the Fund Assets and Liabilities (as defined below) of the Company's Nations International Value Fund and Nations International Equity Fund (collectively, the "Acquired Funds") be conveyed to and be acquired and assumed, respectively, by Reserves' Nations International Value Fund and Nations International Equity Fund (collectively, the "Acquiring Funds") in exchange for shares of equal U.S. dollar value of such Acquiring Funds which shall thereafter promptly be distributed to the shareholders of the corresponding Acquired Funds in connection with its liquidation as described in this Agreement and set forth in Schedule A attached hereto (the "Reorganization"); and

      WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Acquiring Funds and the Acquired Funds will each be a "party to a reorganization," within the meaning of
Section 368(b) of the Code, with respect to the Reorganization.

      NOW, THEREFORE, in accordance with the terms and conditions described herein, the Acquired Funds and Acquiring Funds shall be consolidated as follows:

      1. Conveyance of Fund Assets and Liabilities of the Acquired Funds.

         (a)Except as provided below, at the Effective Time of the Reorganization (as defined in Section 8) all assets of every kind, and all interests, rights, privileges and powers of the Acquired Funds (the "Fund Assets"), subject to all liabilities of the Acquired Funds existing as of the Effective Time of the Reorganization (the "Liabilities"), shall be transferred by each Acquired Fund to each corresponding Acquiring Fund and shall be accepted and assumed by such Acquiring Fund, as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization: (i) all Fund Assets of the Acquired Funds shall become the assets of the Acquiring Funds; and (ii) all Liabilities of the Acquired Funds shall attach to the Acquiring Funds, enforceable against the Acquiring Funds to the same extent as if originally incurred by it.

         (b)It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned or exercisable by the Acquired Funds, and any deferred or prepaid expenses shown as an asset on the Acquired Funds' books, that the Liabilities of the Acquired Funds shall include all liabilities, whether known or unknown, accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Reorganization.

         (c)At least fifteen (15) business days prior to the Closing Date (as defined in Section 8), the Acquired Funds will provide to, or cause to be provided to, the Acquiring Funds, a schedule of its securities, other assets and its known liabilities. It is understood and agreed that the Acquired Funds may sell any of the securities or other assets shown on such schedule prior to the Effective Time of the Reorganization but will not, without the prior approval of the Acquiring Funds, acquire any additional securities other than securities that the Acquiring Funds is not permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the

            Closing Date, the Acquiring Funds will advise the Acquired Funds of any investments of the Acquired Funds shown on such schedule that the Acquiring Funds would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. The Acquired Funds, if requested by the Acquiring Funds, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements. In addition, if it is determined that the investment portfolios of the Acquired Funds and Acquiring Funds, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Funds, the Acquired Funds, if requested by the Acquiring Funds, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Reorganization.

         (d)The Fund Assets shall be transferred and conveyed to the Acquiring Funds on the following basis:

            (1)In exchange for the transfer of the Fund Assets, the Acquiring
               Funds shall simultaneously issue to the Acquired Funds at the Effective Time of the Reorganization full and fractional Shares of the Acquiring Funds, as set forth in Schedule A attached hereto, having an aggregate net asset value equal to the net value of the Fund Assets minus Liabilities so conveyed and assumed, all determined in accordance with this Agreement. In this regard, the number of full and fractional shares of the Acquiring Funds delivered to the Acquired Funds shall be determined by dividing the value of the Fund Assets minus Liabilities, computed in the manner and as of the time and date set forth in this Agreement, by the net asset value of one Acquiring Funds share of such designated class, computed in the manner and as of the time and date set forth in this Agreement.

            (2)The net asset value of shares to be delivered by the Acquiring
               Funds, and the net value of the Fund Assets minus Liabilities to be conveyed by the Acquired Funds and assumed by the Acquiring Funds, shall, in each case, be determined as of the Valuation Time as defined in Section 3. The net asset value of Shares of the Acquiring Funds shall be computed in accordance with its then current valuation procedures. In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with the Acquiring Funds' then current valuation procedures.

      2. Liquidation of the Acquired Funds. At the Effective Time of the Reorganization, the Acquired Funds shall make a liquidating distribution to their shareholders as follows: Shareholders of record of the Acquired Funds shall be credited with full and fractional shares of the respective Shares that are issued by the Acquiring Funds in connection with the Reorganization corresponding to the Acquired Funds shares that are held of record by the shareholder at the Effective Time of the Reorganization. Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the Acquired Funds shares that are held of record by the shareholder at the Effective Time of the Reorganization, and Reserves shall record on its books the ownership of the respective Acquiring Funds shares by such shareholders (the "Transferor Record Holders"). All of the issued and outstanding shares of the Acquired Funds at the Effective Time of the Reorganization shall be redeemed and canceled on the books of Reserves at such time. As soon as reasonably possible after the Effective Time of the Reorganization, the Company shall wind up the affairs of the Acquired Funds and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to the Acquired Funds, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Funds in accordance with all applicable laws.

      3. Valuation Time. The "Valuation Time" shall be the time as of which the net asset value of each class of shares of each of the Acquired Funds and the Acquiring Funds is determined pursuant to their respective valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

      4. Certain Representations, Warranties and Agreements of the Company on behalf of its Acquired Funds. The Company, on behalf of itself and, where appropriate, its Acquired Funds, represents and warrants to, and agrees with, Reserves on behalf of the corresponding Acquiring Funds as follows, with such representations, warranties and agreements made on behalf of the Acquired Funds on a several (and not joint, or joint and several) basis:

         (a)The Company is a business trust, duly created, validly existing and in good standing under the laws of the state of Maryland. The Company is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

         (b)The Company has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         (c)This Agreement has been duly authorized by the Board of Trustees of the Company on behalf of its Acquiring Funds, and has been executed and delivered by duly authorized officers of the Company, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 6, the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or the By-Laws of the Company, or any material agreement or arrangement to which the Company is a party or by which it is bound.

         (d)The Company's Acquired Funds have elected to qualify and have qualified as regulated investment companies under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since their first taxable year; have been regulated investment companies under such Part of the Code at all times since the end of their first taxable year when they so qualified; and qualify and shall continue to qualify as regulated investment companies for their taxable year ending upon its liquidation.

         (e)The Company has valued, and will continue to value, the portfolio securities and other assets of its Acquired Funds in accordance with applicable legal requirements.

         (f)The proxy statement and form of proxy (the "Proxy Statement") from its effective date with the SEC, through the time of the shareholders meeting referred to in Section 6 and the Effective Time of the Reorganization, insofar as they relate to the Company, (i) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934 as amended (the "1934 Act") and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

         (g)All of the issued and outstanding shares of the Company's Acquired Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

         (h)The Company shall operate the business of its Acquired Funds in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization. Notwithstanding anything herein to the contrary, the Company may take all appropriate action necessary in order for the Company to receive the opinion provided for in Sections 9(e) and 10(g).

         (i)At the Effective Time of the Reorganization, the Company's Acquired Funds will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

         (j)At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Company, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

        5. Certain Representations, Warranties and Agreements of Reserves on behalf of the Acquiring Funds. Reserves, on behalf of itself and where appropriate, the Acquiring Funds, represents and warrants to, and agrees with each of the Company on behalf of the Acquired Funds as follows, with such representations, warranties and agreements made on behalf of the Acquiring Funds on a several (and not joint, or joint and several) basis:

         (a)Reserves is a business trust duly created, validly existing and in good standing under the laws of the Commonwealth or Massachusetts and is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

         (b)Reserves has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

         (c)This Agreement has been duly authorized by the Board of Trustees of Reserves on behalf of the Acquiring Funds, and executed and delivered by duly authorized officers of Reserves, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of Reserves or any material agreement or arrangement to which it is a party or by which it is bound.

         (d)The Acquiring Funds has elected to qualify and has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, as of and since its first taxable year; has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a regulated investment company for its current taxable year.

         (e)Reserves has valued, and will continue to value, the portfolio securities and other assets of the Acquiring Funds in accordance with applicable legal requirements.

         (f)The Proxy Statement, from its effective date with the SEC through the time of the shareholders meeting referred to in Section 6 and at the Effective Time of the Reorganization, insofar as it relates to Reserves, or the Acquiring Funds, or the Primary A Shares, Primary B Shares, Investor A Shares, Investor B Shares or Investor C Shares of the Acquiring Funds to be issued pursuant thereto (i) shall comply in all material respects with the provisions of the Securities Act of 1933, as amended, (the "1933 Act"), the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

         (g)The shares of the Acquiring Funds to be issued and delivered to the Acquired Funds for the account of the shareholders of the Acquired Funds, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Funds shall have any preemptive right of subscription or purchase in respect thereto.

         (h)All of the issued and outstanding shares of the Acquiring Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

         (i)Reserves shall operate the business of the Acquiring Funds in the ordinary course between the date hereof and the Effective Time of the Reorganization, except that Reserves shall complete all measures in respect of the Acquiring Funds prior to the Effective Time of the Reorganization to ensure that the Reorganization does not qualify as a "reorganization" within the meaning of Section 368 of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization.

         (j)At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquiring Funds required by law to have been filed by such time shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of Reserves, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

      7. Shareholder Action. As soon as practicable after the effective date of the Proxy Statement each the Company shall hold a meeting(s) of the shareholders of the Acquired Funds for the purpose of considering and voting upon:

         (a) approval of this Agreement and the Reorganization contemplated hereby; and

         (b) such other matters as may be determined by the Board of Trustees of the Company.

      8. Regulatory Filings. As soon as practicable, the Company shall file a Proxy Statement with the SEC, and, where required, with appropriate state securities regulatory authorities.

      9. Closing Date, Effective Time of the Reorganization. The "Closing Date" shall be August 20, 1999, or such earlier or later date as may be mutually agreed in writing by the parties hereto. Delivery of the Fund Assets and the shares of the Acquiring Funds to be issued pursuant to

         Section 1 and the liquidation of the Acquired Funds pursuant to Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed in writing, by the parties hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, the Company shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

      10.Conditions to the Company's Obligations on Behalf of its Acquired
         Funds. The obligations of the Company hereunder shall be subject to the following conditions precedent:

         (a)This Agreement and the Reorganization shall have been approved by the Board of Trustees of the Company and by a majority of the shareholders of its Acquired Funds in the manner required by applicable law and this Agreement.

         (b)All representations and warranties of the Company made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

         (c)The Company shall have delivered a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Funds made in this Agreement are true and correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the Company's Acquiring Funds may properly acquire under its investment objectives, policies and limitations and may otherwise be lawfully acquired by such Acquiring Funds.

         (d)The Company shall have received an opinion of Morrison & Foerster LLP, as counsel to the Company in form reasonably satisfactory to Reserves and dated the Closing Date, substantially to the effect that (i) the Company is a corporation duly established and validly existing under the laws of the state of Maryland; (ii) the shares of the corresponding Acquiring Funds to be delivered to the Company's Acquired Funds as provided for by this Agreement are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the Company; (iii) this Agreement has been duly authorized, executed and delivered by the Company, and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding whether at law or in equity; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or the By-Laws of the Company or any material contract known to such counsel to which the Company is a party or by which it is bound; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required by state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Reserves.

         (e)The Company shall have received an opinion of Morrison & Foerster LLP, based upon reasonable representations made in certificates provided by the Company, its affiliates and/or principal shareholders of the Company's Acquired Funds and/or the corresponding Acquiring Funds, addressed to the Company in a form reasonably satisfactory to them, and dated the Closing Date, with respect to the matters specified in Subsection 11(g).

         (f)The Company shall have received (i) a memorandum addressed to the Company, in a form reasonably satisfactory to them, prepared by Morrison & Foerster LLP, or another person approved by the parties, concerning the registration of shares to be issued by Company pursuant to this Agreement under applicable state securities laws or the exemption from registration under such laws, and (ii) assurance reasonably satisfactory to it that all permits and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement have been obtained.

         (g)The Proxy Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of the Company, contemplated by the SEC.

         (h)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         (i)The SEC shall not have issued any unfavorable advisory report under
            Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

         (j)The Company on behalf of the Acquired Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

         (k)The Company shall have received a duly executed instrument whereby the corresponding Acquiring Funds assume all of the liabilities of the Company's Acquired Funds.

      11.Conditions to Reserves's Obligations on behalf of the Acquiring Funds.
         The obligations of Reserves hereunder shall be subject to the following conditions precedent:

         (a)This Agreement and the Reorganization shall have been approved by the Board of Trustees of Reserves on behalf of the Acquiring Funds and by a majority of the shareholders of the Acquired Funds in the manner required by applicable law and this Agreement.

         (b)Reserves shall have delivered to the Company a statement of assets and liabilities of the Acquired Funds, showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Time, certified by the Treasurer or Assistant Treasurer of Reserves as having been prepared in accordance with generally accepted accounting principles consistently applied.

         (c)Reserves shall have duly executed and delivered to the Company such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as the Company may deem necessary or desirable to transfer all of the Acquired Funds' right, title and interest in and to the Fund Assets.

         (d)All representations and warranties of Reserves made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

         (e)Reserves shall have delivered a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to each of the Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Funds made in this Agreement are true and correct at and as of the Valuation Time.

         (f)Reserves shall have received an opinion of Morrison & Foerster LLP, as counsel to Reserves, in a form reasonably satisfactory to the Company and dated the Closing Date, substantially to the effect that
            (i) Reserves is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts; (ii) this Agreement has been duly authorized, executed and delivered by Reserves and represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or By-Laws of Reserves or any material contract known to such counsel to which Reserves is a party or by which it is bound; and (iv) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Reserves of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations under those Acts and such as may be required under the state securities laws or such as may be required subsequent to the Effective Time of the Reorganization. Such opinion may rely on the opinion of other counsel to the extent set forth in such opinion, provided such other counsel is reasonably acceptable to Reserves.

         (g)Reserves shall have received an opinion of Morrison & Foerster LLP, based upon reasonable representations made in certificates provided by Reserves, its affiliates and/or principal shareholders of the Acquired Funds and/or the Acquiring Funds, addressed to Reserves in a form reasonably satisfactory to the Company, and dated the Closing Date, substantially to the effect that, for federal income tax purposes, the Reorganization will qualify as a "reorganization," within the meaning of Section 368(a) of the Code, and the Acquired Funds and the Acquiring Funds will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

         (h)The Fund Assets to be transferred to the Acquiring Funds under this Agreement shall include no assets which the Acquiring Funds may not properly acquire pursuant to its investment objectives, policies or restrictions or may not otherwise lawfully acquire.

         (i)The Proxy Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Reserves, contemplated by the SEC.

         (j)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

         (k)The SEC shall not have issued any unfavorable advisory report under
            Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

         (l)Reserves on behalf of the Acquiring Funds shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

      12. Survival of Representations and Warranties. The representations and warranties of Reserves on behalf of the Acquiring Funds set forth in this Agreement shall survive the delivery of the Fund Assets to the Acquiring Funds and the issuance of the shares of the Acquiring Funds at the Effective Time of the Reorganization.

      13. Termination of Agreement. This Agreement may be terminated by a party at or, in the case of Subsection 12(c), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board members as provided below:

         (a)By Reserves on behalf of the Acquiring Funds if the conditions set forth in Section 10 are not satisfied as specified in said Section;

         (b)By the Company on behalf of its Acquired Funds if the conditions set forth in Section 11 are not satisfied as specified in said Section;

         (c)By mutual written consent of Reserves and the Company.

      14. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Maryland, except to the extent preempted by federal law.

      15.   Brokerage Fees and Expenses.

         (a)Reserves represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         (b)The Company and Reserves will be each be responsible, on a PRO RATA basis, for the expenses related to entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

      16.   Amendments

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Company, acting on behalf of its Acquired Funds or Reserves, acting on behalf of the Acquiring Funds; provided, however, that following the meetings of the shareholders of the Acquired Funds, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Funds to be issued to the Transferor Record Holders under this Agreement to the detriment of such Transferor Record Holders, or otherwise materially and adversely affecting the Acquired Funds, without the Acquired Funds obtaining its shareholders' further approval.

         At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Acquired Funds, the Company on behalf of its Acquired Funds, may waive any breach by Reserves, on behalf of the Acquiring Funds, or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and signed by an officer of such registered investment companies).

         At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of the Acquired Funds, Reserves, on behalf of the Acquiring Funds, may waive any breach by the Company on behalf of its Acquired Funds, or the failure to satisfy any of the conditions to either of their obligations (such waiver to be in writing and signed by an officer of such registered investment companies).

      17.   Counterparts

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.




      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers designated below as of the date first written above.


                                     NATIONS FUND, INC.
                                     On behalf of its Acquired Funds
                                     identified on Schedule A


                                     By:  /s/ Richard H. Blank, Jr.

                                     Richard H. Blank, Jr.
                                     Secretary and Treasurer



                                     NATIONS INSTITUTIONAL RESERVES
                                     On behalf of its Acquiring Funds
                                     identified on Schedule A


                                     By:  /s/ Richard H. Blank, Jr.

                                     Richard H. Blank, Jr.
                                     Secretary and Treasurer

                                  SCHEDULE A
                                  ----------




      SHAREHOLDERS OWNING SHARES             WOULD RECEIVE SHARES OF
      OF THE FOLLOWING COMPANY'S             THE FOLLOWING RESERVES
      ACQUIRED FUNDS AND CLASSES:            ACQUIRING FUNDS AND
                                             CLASSES:
      Nations International                  Nations International
      Equity Fund                            Equity Fund
        Primary A Shares                        Company Shares
        Primary B Shares                        Investor Shares
        Investor A Shares                       Market Shares
        Investor B Shares                       Investor Shares
        Investor C Shares                       Investor Shares


      Nations International Value            Nations International
      Fund                                   Value Fund
        Primary A Shares                        Company Shares
        Primary B Shares                        Investor Shares
        Investor A Shares                       Market Shares
        Investor B Shares                       Investor Shares
        Investor C Shares                       Investor Shares